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                                                                    Exhibit 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 2000 relating to the financial statements, which appears in ArQule's Annual Report on Form 10-K for the year ended December 31, 1999.






                                         /s/  PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
February 13, 2001